Exhibit 10.10

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).  Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT

This Assignment, Assumption and Amendment Agreement (this “Agreement”) is effective as of December 31, 2019 (the “Agreement Effective Date”), by and among Nevro Corp., having a mailing address of 1800 Bridge Parkway, Redwood City, CA 94065 (“Nevro”), Greatbatch Ltd., having a mailing address of 10000 Wehrle Drive, Clarence, New York, 14031, ("GB"), and Centro De Construccion De Cardioestimuladores Del Uruguay S.A., having an address at General Paz 1371, Montevideo, Uruguay, CP 11400 (“CCC”).

WHEREAS, Nevro and CCC are parties to that certain Supply Agreement, dated effective as of November 11, 2016, as amended by that certain First Amendment to the Supply Agreement, dated effective as of April 30, 2019 (the “Supply Agreement”), whereby CCC provides certain services as described therein;

WHEREAS, GB and Nevro are parties to that certain Guaranty Agreement (“Guaranty”), dated as of November 11, 2016.

WHEREAS, GB is the indirect parent company of CCC;

WHEREAS, CCC desires to assign all of its rights and obligations under the Supply Agreement to GB and GB desires to assume all of CCC’s rights and obligations under the Supply Agreement; and

WHEREAS, the parties wish to amend the Supply Agreement, as further set forth below; and

WHEREAS, Nevro and GB desires to terminate the Guaranty.

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth, the parties agree:

SECTION 1: Assignment and Assumption

(a)

CCC hereby conveys, transfers and assigns to GB all of CCC’s rights and Obligations under the Supply Agreement (the “Assignment”). GB hereby assumes the rights and agrees to perform and assume all of the Obligations of CCC under the Supply Agreement, as hereby amended. The term "Obligations" includes any obligations, claims, or liability arising in the past, now existing or hereafter incurred or created, whether voluntary or involuntary, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether GB or CCC may be liable individually or jointly with others (including without limit GB's or CCC’s performance obligations, indemnification obligations, liability and specific performance requirements with respect to any breach, and GB's or CCC’s obligation to pay damages or any other amounts owing from GB or CCC to Nevro), in connection with the Supply Agreement.

(b)	Nevro hereby consents to the Assignment.

(c)	All references to CCC within the Supply Agreement shall be deemed to be replaced with a reference to GB.

SECTION 2: Amendment to the Supply Agreement

(a)	Replace Section 1.21 of the Supply Agreement in its entirety with the following:

1.21“Manufacturing Facility” shall mean the facility located at (i) General Paz 1371, 11400 Montevideo, Uruguay, (ii) Calle 5 Norte #511, Ciudad Industrial Nueva Tijuana, Tijuana, B.C. 22444 Mexico, and (iii) any other facility approved by Nevro in accordance with Section 5.2(b) and that has been Qualified to manufacture the Products.

(b)	Replace Section 3.6(a) of the Supply Agreement in its entirety with the following:

3.6Subcontractors.  (a) Use of Subcontractors.  GB will not use any Subcontractor for any supply of Components or services related to the Product other than Centro De Construccion De Cardioestimuladores Del Uruguay S.A. (“CCC”) without the prior written consent of Nevro.  If Nevro consents to the use of a Subcontractor, Nevro may specify change control procedures applicable to the provision of services by such Subcontractor in addition to the terms of Section 5.

(c)	Replace Section 12.3 of the Supply Agreement in its entirety with the following:

12.3Grant of License.  Subject to the last sentence of this Section 12.3, to the extent that any Resulting Property or any materials, goods or services to be delivered or provided by GB to Nevro under this Agreement (“Deliverables”) incorporate in any manner any of the Pre-Existing Property of GB or any improvements to or derivatives of the Pre-Existing Property of GB (the “Incorporated GB Property”), GB hereby grants to Nevro and its Affiliates and successors and assigns a perpetual, irrevocable, fully paid, worldwide, sublicensable, non-exclusive license under the Incorporated GB Property and all Intellectual Property Rights therein to make, use, sell, offer for sale, and import the Incorporated GB Property and all Intellectual Property Rights therein, in connection with such Resulting Property or Deliverables purchased from GB and any improvements, derivatives or successor works of or to such Resulting Property and Deliverables as

Nevro considers appropriate, including to use, manufacture, sell, offer for sale, import, display, copy, perform, modify, alter and support the Incorporated GB Property incorporated within a product or service purchased from GB. The license granted to Nevro includes the rights to future improvements to or derivatives of the Incorporated GB Property to the extent such improvements or derivatives are utilized in connection with a Deliverable purchased from GB, but it does not require GB to take any actions or perform any activity to incorporate such improvement or derivative into any deliverable in connection with the Resulting Property or Deliverables, or any improvements, derivatives or successor works thereof or thereto. Nothing in this Agreement will be deemed to grant Nevro the right to market, sub-license or otherwise use the Pre-Existing Property of GB other than in connection with the Deliverables or the Resulting Property purchased from GB and products or services purchased from GB in which they are incorporated. Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement will be deemed to grant Nevro the right to make or have made any of GB’s feedthroughs, batteries or shields component technology.

(d)	Exhibit A of the Agreement is hereby amended by replacing it in its entirety with Appendix I attached hereto.

(e)	Exhibit E of the Agreement is hereby amended by replacing it in its entirety with Appendix II attached hereto.

(f)	Exhibit F of the Agreement is hereby amended by replacing it in its entirety with Appendix III attached hereto.

SECTION 3: Confirmation of the Supply Agreement

(a)

Except as set forth in this Agreement, this Agreement shall not by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights, remedies, duties and obligations of Nevro or GB under the Supply Agreement.

SECTION 4: Termination of Guaranty

(a)	Nevro and GB hereby agree to terminate the Guaranty effective as of the Effective Date.

SECTION 5: Miscellaneous

(a)	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute the same instrument.

(b)	Entire Agreement. Regarding the subject matter above, this Agreement shall supersede anything to the contrary in the Supply Agreement.

(c)	Terms Not Defined. Terms not defined herein shall have the meaning assigned to them in the Supply Agreement.

[Remainder of page left intentionally blank.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the date first written above.

Nevro Corp.	Centro De Construccion de
Cardioestimuladores Del Uruguay S.A.

/s/ Andrew Galligan	/s/ Joel Becker
Signature	Signature

Andrew Galligan	Joel Becker
Name	Name

Chief Financial Officer	President, CRMN
Title	Title

3/6/2020	February 27, 2020
Date	Date

Greatbatch Ltd.

/s/ Joel Becker
Signature

Joel Becker
Name

President, CRMN
Title

February 27, 2020
Date

APPENDIX I

Exhibit A

Products

For IPG 1500, IPG 2000 and IPG 2500:

PRODUCTS	Minimum Purchase Thresholds	Lead Time
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]

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Pricing For IPG Model 1500:

IPG Model 1500
Product Unit Year	Price
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

The prices in the table above reflect incremental volume pricing (for example, the price for the first [***] units in a Contract Year is [***] per unit and the price for the next [***] units is [***] per unit in that Contract Year). The IPG volumes above are measured by the volumes of units ordered during a Contract Year.

Pricing For IPG Model 2000 and IPG Model 2500:

Subject to the terms and conditions of the Agreement, Nevro commits to a Minimum Purchase Threshold of [***]% of the IPG Model 2000 and IPG Model 2500 worldwide requirements through the term of the Agreement.  Nevro’s Forecast provided on or about December 31 of each year shall include Nevro’s projected volume of Products and share commitment for the IPG Model 2000 and IPG Model 2500 Product for the following Contract Year.  Nevro’s price per Product for each IPG Model 2000 and IPG Model 2500 Product for such Contract Year shall be determined based upon such projected volume and share commitment in accordance with the following tables:

Annual Units of Product (Year [***])	[***]% share commitment	[***]% share commitment	[***]% share commitment
PRICE
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

For [***] only, Nevro will purchase the first [***] units of IPG Model 2000 at [***] Unit Volume Price (ref. $[***]) and the remainder of the IPG Model 2000 and Model 2500 units shipped in [***] will be at the [***] pricing tier (ref. $[***]).  Volumes considered above are the combination of IPG Model 2000 and Model 2500.  The [***] prices include a [***]% yield factor for [***] only.

US-DOCS\115721061.1

For year [***] and thereafter through the Term, the following tables will be used to determine IPG Model 2000 and Model 2500 pricing. Note, the pricing is different for each part number for each of the Products due to the GB-sourced components in part numbers [***] and [***].

IPG Model 2000 and Model 2500:

Annual Units of Product (Year [***]+)	[***]% share commitment	[***]% share commitment	[***]% share commitment
PRICE
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

IPG Model 2000 (part number [***]) and Model 2500 (part number [***]):

Annual Units of Product (Year [***]+)	[***]% share commitment	[***]% share commitment	[***]% share commitment
PRICE
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Volumes considered above are the combination of IPG Model 2000 and Model 2500.

On or about September 1 of each Contract Year, the parties shall meet to review the next Contract Year Forecast and Nevro commitment and the per unit price for the Products for the next Contract Year will be determined using the initial forecasted volume’s price per the

US-DOCS\115721061.1

appropriate pricing tier set out above. If the forecasted volume is within [***]% of Products of the next tier’s volume break, the parties agree to set the initial pricing at the higher price (i.e., lower volume) and review such pricing twice per year for any material changes in the Forecast. A credit will be issued to Nevro immediately and the per unit price will be reset once shipments scheduled for delivery during the binding portion of the Forecast (pursuant to Section 2.1) exceed the current volume/pricing tier and subsequent Purchase Orders scheduled for delivery during the same Contract Year would be placed at the lower price (i.e., higher volume pricing tier).  In the event that Nevro purchases in any Contract Year an amount of Products which is less than the initial Forecast for such Contract Year and the total amount of Products purchased during such Contract Year is in a higher price tier than the price tier offered based on the initial Forecast for such Contract Year, Nevro shall make a payment to CCC, by the end of such Contract Year, an amount equal to [***].

Certain Price Adjustments.  If Nevro agrees to purchase from GB or any of its Affiliates a minimum of [***] percent ([***]%) of its finished leads products in a Contract Year, Nevro shall receive an additional [***] percent ([***]%) reduction in price for each IPG Model 2000 Product and IPG 2500 Product ordered in accordance with such Forecast.

US-DOCS\115721061.1

APPENDIX II

Exhibit E

Approved Facilities

[***]

US-DOCS\115721061.1

APPENDIX III

Exhibit F

Bill of Materials

[***]

US-DOCS\115721061.1